SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: February 26, 2004
               Date of earliest event reported: February 26, 2004

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



        Delaware                        1-11166                 13-3623351
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   (State or other jurisdiction of (Commission File Number) (I.R.S. Employer
    incorporation or organization)                           Identification No.)


1290 Avenue of the Americas
New York, New York                                         10104
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(Address of principal executive offices)                 (Zip Code)


                                 (212) 554-1234
                       ----------------------------------
              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

ITEM 5. OTHER EVENTS

Today, February 26, 2004, AXA, the Registrant's parent, issued a press release, announcing its consolidated 2003 results of operations prepared in accordance with accounting principles generally accepted in France ("French GAAP"). Included within AXA's consolidated 2003 results of operations are the results of operations of the Registrant and its consolidated subsidiaries, presented in accordance with French GAAP. Set forth below is a reconciliation of the Registrant's contribution to AXA's consolidated French GAAP Underlying Earnings (French GAAP net income excluding amortization of goodwill, net capital gains (losses) and exceptional operations) to the Registrant's consolidated Net Earnings prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").


                               AXA FINANCIAL, INC.
    RECONCILIATION OF THE CONTRIBUTION TO AXA FRENCH GAAP UNDERLYING EARNINGS
                      TO AXA FINANCIAL'S US GAAP NET INCOME
                                  (in millions)


                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                 -----------------------------
                                                                                                     2002            2003
                                                                                                 ------------   --------------

 CONTRIBUTION TO AXA FRENCH GAAP UNDERLYING EARNINGS PER AXA PRESS RELEASE (IN EUROS)

       US Life & Savings                                                                                 680              575
       Alliance Capital                                                                                  194               70
       AXA Financial Holding Company                                                                     (78)             (54)

                                                                                                 ------------   --------------
 TOTAL CONTRIBUTION TO AXA FRENCH GAAP UNDERLYING EARNINGS                                               796              591

       After-tax capital losses, net                                                                    (166)             (46)


                                                                                                 ------------   --------------
 TOTAL CONTRIBUTION TO AXA FRENCH GAAP ADJUSTED EARNINGS (IN EUROS)                                      630              545
                                                                                                 ============   ==============

                                                                Average exchange rate  US$1.00 =        1.06             0.88

TOTAL CONTRIBUTION TO AXA FRENCH GAAP ADJUSTED EARNINGS (IN US$)                                 $       596    $         617

 RECONCILING ITEMS:
 (A)   GMIB/GMDB                                                                                          25              (40)
 (B)   Investment income and capital gains (losses)                                                      (71)             (19)
 (C)   Employee stock based compensation                                                                  (7)             (50)
 (D)   Amortization of goodwill and other intangible assets                                              (14)             (15)
 (E)   Prior period adjustment - deferred tax liability                                                   --              (27)
       Other                                                                                              --               (9)
                                                                                                 -----------------------------
       Total reconciling items                                                                           (67)            (160)
                                                                                                 ------------   --------------


                                                                                                 ------------   --------------
 CONSOLIDATED US GAAP NET EARNINGS                                                               $       529    $         457
                                                                                                 ============   ==============




(A) Reflects the accounting for reinsurance contracts ceding variable annuity Guaranteed Minimum Income Benefit ("GMIB") risks and the program to hedge certain risks associated with Guaranteed Minimum Death Benefit ("GMDB") features as derivative contracts at fair value under US GAAP vs. ceded reinsurance reserves and derivative contracts qualifying for hedge accounting, respectively, under French GAAP.

(B) Primarily reflects accounting for certain equity investments on the equity method of accounting under US GAAP vs. historical cost less valuation allowances under French GAAP.

(C) Primarily reflects differences in accounting for stock options and stock appreciation rights.

(D) Reflects amortization of acquisition related intangible assets excluded from AXA French GAAP Adjusted Earnings

(E) Reflects decrease in the deferred tax liability related to periods subsequent to the acquisition of AXA Financial, Inc. (formerly known as The Equitable Companies, Inc.) by AXA.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

99.1 Certain slides from AXA's Full Year 2003 Earnings Presentation prepared in accordance with U.S. GAAP.

ITEM 9. REGULATION FD DISCLOSURE

The information provided in connection with Item 9 of this report is being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with General Instruction B of Form 8-K, the information provided in connection with Item 9 of this report shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section or Sections 11 and 12(a)
(2) of the Securities Act of 1933, as amended (the "Securities Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act. The furnishing of the information set forth in connection with Item 9 of this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information that is required to be disclosed solely by Regulation FD.

At a meeting held with security analysts on February 26, 2004, Vice Chairman and Chief Financial Officer of the Registrant, Stanley B. Tulin, presented certain information regarding AXA's consolidated 2003 results of operations. This presentation was prepared in accordance with French GAAP and is available on AXA's website at www.axa.com. Certain slides of this presentation relate to AXA's reversion to the mean approach on the Registrant's Deferred Policy Acquisition Costs ("DAC"), the Registrant's DAC at 2003, and reserves for the guaranteed minimum death benefit and the guaranteed minimum income benefit features provided in certain of the Registrant's variable annuities. These slides, modified to provide information in U.S. GAAP, are attached hereto as
Exhibit 99.1.


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


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AXA FINANCIAL, INC.


Date:  February 26, 2004           By:   /s/ Alvin H. Fenichel
                                         ---------------------
                                         Name:  Alvin H. Fenichel
                                         Title: Senior Vice President and
                                                Controller

EXHIBIT INDEX

EXHIBIT NUMBER          EXHIBIT DESCRIPTION

99.1 Certain slides from AXA's Full Year 2003 Earnings Presentation prepared in accordance with U.S. GAAP.